UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 27, 2005

Date of Report (Date of earliest event reported)

PEERLESS SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-10269 (Commission File Number)	95-3732595 (IRS Employer Identification Number)

2381 Rosecrans Avenue El Segundo, CA 90245 (Address of principal executive offices) (Zip Code)

(310) 536-0908
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On May 27, 2005, Peerless Systems Corporation (“Peerless”) and Adobe Systems Incorporated (“Adobe”) entered into Amendment No. 18 to the Postscript Software License Development License and Sublicense Agreement dated July 23, 1999 (the “Amendment”). The Amendment is effective as of May 1, 2004 and grants access to and use of certain Adobe support information to a third party developer. The Amendment is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01. Exhibit.

10.1 Amendment No. 18 to the Postscript Software License Development License and Sublicense Agreement dated July 23, 1999 between Peerless and Adobe.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEERLESS SYSTEMS CORPORATION
Date: June 15, 2005	By:	/s/ William R. Neil
		Name:	William Neil
		Title:	Vice President, Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description
10.1	Amendment No. 18 to the Postscript Software License Development License and Sublicense Agreement dated July 23, 1999 between Peerless and Adobe.